UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 26, 2011

Date of Report: (Date of earliest event reported)

Cyanotech Corporation

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	000-14602 (Commission File Number)	91-1206026 (IRS Employer Identification Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740

(Address of principal executive offices)

(808) 326-1353

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  Ralph Carlton was elected as a director of the Company by the Board of Directors on January 26, 2011.  Following his election, he was appointed to the Audit Committee of the Board.

Item 9.01 Financial Statements and Exhibits

(d)                                The following items are filed as exhibits to this report:

99.1        News release dated January 28, 2011 and headed:  “Cyanotech Names Ralph Carlton as a Director”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH CORPORATION

Dated: January 28, 2011	/s/ Deanna Spooner
	By:	Deanna Spooner
Chief Financial Officer, and Vice
President - Finance and Administration

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News release dated January 28, 2011 and headed: “Cyanotech Names Ralph Carlton as a Director”